Exhibit 32.1

CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Patrick M. DeLong, as President and Chief Executive Officer of Crimson Wine Group, Ltd. (the “Company”) certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

the accompanying Form 10-Q report for the period ending September 30, 2017 as filed with the U.S. Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 9, 2017	By: /s/ Patrick M. DeLong
Patrick M. DeLong
President and Chief Executive Officer